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                            STOCK EXCHANGE AGREEMENT


         This Stock Exchange Agreement (this "Agreement") is entered into as of the 17th day of August, 1999, by and among Food Lion, Inc., a North Carolina corporation ("Food Lion" or the "Company"), and each of the other parties listed on the signature page hereof or their respective assigns (the "Selling Stockholders").

                                    RECITALS

         WHEREAS, the Selling Stockholders desire to exchange the outstanding shares of common stock, par value $0.75 per share (the "Hannaford Common Stock"), of Hannaford Brothers Co., a Maine corporation ("Hannaford"), owned by them as set forth on Schedule 1 hereof, on the terms and subject to the conditions set forth in this Agreement.

         WHEREAS, the Company, FL Acquisition Sub, Inc., a wholly-owned subsidiary of the Company, and Hannaford have agreed to enter into an Agreement and Plan of Merger dated the date hereof attached hereto as Exhibit A (the "Merger Agreement").

         WHEREAS, the Selling Stockholders have agreed, pursuant to a Voting Agreement dated the date hereof, to vote the Hannaford Common Stock in favor of the Merger (as defined in the Merger Agreement).

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Selling Stockholders have required that the Company enter into this Agreement.

         WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and subject to the conditions hereinafter set forth, the parties agree as follows:

1.       EXCHANGE.

         1.1 Exchange. Subject to the terms and conditions of this Agreement, immediately prior to Closing, the Selling Stockholders will exchange their Hannaford Common Stock for aggregate consideration of $823,066,635 (the "Total Consideration") determined and payable as follows:

                  (a) $365,000,000 (the "Share Consideration") payable in Class A common stock, par value $.50 per share, of the Company (the "Food Lion Common Stock"), with the number of such Food Lion Common Stock to be delivered by the Company to the Selling



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Stockholders being calculated as 365,000,000 divided by the Average Parent Price or $9.00, whichever is greater; and

                  (b) an amount (the "Cash Consideration") equal to the difference between the Total Consideration and the Share Consideration, payable by bank draft drawn upon a major money center bank.

         1.2 Payment. At the closing, the Selling Stockholders shall deliver to the Company certificates for the Common Stock duly endorsed in blank, or accompanied by a stock power or stock powers duly executed in blank, in proper form for transfer, and Food Lion shall issue and deliver to the Selling Stockholders the cash set forth in Section 1.2 and the Share Consideration.

         1.3 Taxes. The Selling Stockholders will be responsible for all sales and similar transfer taxes which may be due by the Selling Stockholders as a result of the exchange of the Common Stock or any reconveyance as set forth in
Section 5 herein.

         1.4      Adjustment.

                  (a) The Total Consideration shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Food Lion Common Stock), reorganization, recapitalization or other like change with respect to Food Lion Common Stock occurring after the date hereof and having a record or effective date prior to the Effective Time.

                  (b) The Company agrees to give the Selling Stockholders written notice five Business Days prior to the Closing of the number of shares of Food Lion Common Stock outstanding as of the date of such notice and the number of shares of Food Lion Common Stock which may be issuable under any outstanding options, rights or other securities during such five-day period. Upon receipt of such notice, the Selling Stockholders may elect to adjust, upwards or downwards, the consideration set forth in Section 1.1(a) hereof provided that:

                           (i) the Share Consideration shall in no event be less
than $315,000,000, subject to adjustment as set forth in subparagraph 1.4(d) below; and

                           (ii) the Share Consideration shall in no event exceed
$421,000,000.

                  (c) The Company agrees that if the Selling Stockholders give the Company prior written notice at least five Business Days prior to the Effective Date, the Company will adjust the manner in which the consideration provided for in Paragraph 1.1, for some or all of the shares of Hannaford Common Stock is paid so that the number of shares of Hannaford Common Stock or fractions thereof acquired by the Company for cash and the number of shares of Hannaford Common Stock or fractions thereof acquired by the Company for Selling Stockholders' Shares should be as the Selling Stockholders so direct.

                  (d) The Company shall notify the Selling Stockholders five Business Days prior to the Closing of the number of options to acquire shares of either Hannaford or the



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Company which have been exercised since the date of this Agreement, whereupon the minimum Share Consideration set forth in subparagraph (b)(i) above shall be adjusted upwards to reflect the issuance of stock upon such exercise, provided that the Minimum Share Consideration shall in no event exceed $321,717,524.

2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder represents, warrants and covenants to the Company as follows:

         2.1 Authority. Such Selling Stockholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Such Selling Stockholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law). Neither the execution and delivery of this Agreement, nor the compliance with any of the provisions hereof, in each case by such Selling Stockholder will (i) require any consent, approval, authorization or permit of, registration, declaration or filing with or notification to, any U.S. or Canadian Governmental Authority, except for filings on Schedule 13D under the Exchange Act and under the HSR Act, (ii) result in a default (or an event which, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration under any contract or understanding, or result in the creation of a Lien with respect to any of the shares of Hannaford Common Stock, (iii) require any material consent, authorization or approval of any Person or Governmental Authority which has not been obtained, or (iv) violate or conflict with any order or law applicable to such Selling Stockholder or the shares of Hannaford Common Stock.

         2.2 Ownership. The shares of Hannaford Common Stock owned by such Selling Stockholder are validly issued, fully paid and non-assessable and owned beneficially and of record by such Selling Stockholder. Such Selling Stockholder will convey good and valid title to the shares of Hannaford Common Stock, free and clear of any Liens.

         2.3 Investment Representation. Such Selling Stockholder is acquiring the shares of Food Lion Common Stock for its own account, for investment purposes only and not with a view to the distribution of the shares of Food Lion Common Stock, except in compliance with the Securities Act of 1933, as amended.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and covenants to the Selling Stockholders as follows:

         3.1 Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by



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the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. The Company has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of Food Lion, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law). Neither the execution and delivery of this Agreement, the consummation by the Company of the transaction contemplated hereby, nor the compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of any provision of its Articles of Incorporation or Bylaws, (ii) require any consent, approval, authorization or permit of, registration, declaration or filing with, or notification to, any Governmental Authority except for filings on Schedule
13D under the Exchange Act and under the HSR Act, (iii) result in a default (or an event which, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration under any contract or understanding, (iv) require any material consent, authorization or approval of any Person or Governmental Authority which has not been obtained, or (v) violate or conflict with any order or law applicable to the Company.

         3.2 Ownership. The shares of Food Lion Common Stock to be issued to the Selling Stockholders hereunder upon issuance will be validly issued, fully paid and nonassessable. As of the close of business on August 16, 1999, 239,853,031 shares of Food Lion Common Stock are issued and outstanding, 4,048,781 shares of Food Lion Common Stock are reserved for additional grants under option and other stock-based plans and 4,083,203 shares of Food Lion Common Stock are reserved for issuance pursuant to options previously granted pursuant to Food Lion options plans.

4. CONDITIONS TO CLOSING. The obligations of the parties hereto to consummate the transactions contemplated hereby are subject to the parties to the Merger Agreement having satisfied or waived the conditions set forth in the Merger Agreement and the parties thereto agreeing that they are ready, willing and able to close the Merger immediately following the Closing of the transaction contemplated hereto.

5. RECONVEYANCE. If the transactions contemplated by this Agreement are consummated and the Merger is not consummated, the parties hereto agree to use their best efforts to take all actions necessary to unwind the transactions so that the Parties are in the same position they were in prior to the closing of the transactions contemplated hereby.

6. BOARD SEAT. The Company agrees to take all necessary action to cause a representative of Empire Company Limited to be appointed a member of the Board of Directors of the Company.

7.       MISCELLANEOUS.

         7.1 All notices and other communications required or permitted hereunder



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shall be in writing and shall be deemed given when so delivered in person, one business day after delivery to an overnight courier, upon facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

                  (a)      If to the Company, to:

                           Food Lion, Inc.
                           2110 Executive Drive
                           Salisbury, NC  28147
                           Attn:    Lester C. Nail
                           Telephone:       (704) 633-8250 x2305
                           Facsimile:       (704) 639-1353

                  (b)      If to Selling Stockholders, to:

                                    Skadden, Arps, Slate, Meagher
                                       & Flom LLP
                                    919 Third Avenue
                                    New York, NY  10022
                                    Attn:   Milton G. Strom
                                    Fax:    (212) 735-2000

                                      -and-

                           Stewart McKelvey Stirling Scales
                           1959 Upper Water Street
                           Suite 900, P.O. Box 997
                           Halifax, NS Canada
                           B3J 2X2
                           Attn:  James M. Dickson
                           Facsimile No.: (902) 420-1417

Any party may by notice given in accordance with this Section 7.1 to the other party designate another address or person for receipt of notices hereunder.

         7.2 This Agreement shall be construed in accordance with and governed by the internal laws of the State of Maine. Each party hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court in the State of Maine or the State of Maine with respect to any suit, action, proceeding or judgment relating to or arising out of this Agreement.

         7.3 This Agreement may be amended, modified or supplemented only by written agreement of the parties hereto.



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         7.4      This Agreement and all of the provisions hereof shall be
binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, estates and permitted assigns. This Agreement is not assignable without the prior written consent of the other party hereto; provided, however, that a party hereto may assign its rights to a direct or indirect wholly-owned subsidiary of either of the Selling Stockholders.

         7.5 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.6 This Agreement contains the entire agreement between the parties in respect of the subject matter contained herein, and supersedes all prior agreements, written or oral, with respect thereto.

         7.7 If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.8 The parties hereto each acknowledge that, in view of the uniqueness of the subject matter hereof, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.


                      [The next page is the signature page]



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         IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this Agreement effective as of the date first set forth above.


                                  FOOD LION, INC.

                                  By: /s/ R. William McCanless
                                      ----------------------------------------
                                  Name: R. William McCanless
                                        --------------------------------------
                                  Title: President and Chief Executive Officer
                                         -------------------------------------



                                  EMPIRE COMPANY LIMITED

                                  By: /s/ Paul D. Sobey
                                      ----------------------------------------
                                  Name: Paul D. Sobey
                                        --------------------------------------
                                  Title: President and CEO
                                         -------------------------------------


                                  By: /s/ A. D. Rowe
                                      ----------------------------------------
                                  Name: A. D. Rowe
                                        --------------------------------------
                                  Title: Senior V.P. & CFO
                                         -------------------------------------


                                  E.C.L. INVESTMENTS LIMITED

                                  By: /s/ Paul D. Sobey
                                      ----------------------------------------
                                  Name: Paul D. Sobey
                                        --------------------------------------
                                  Title: President and CEO
                                         -------------------------------------


                                  By: /s/ A. D. Rowe
                                      ----------------------------------------
                                  Name: A. D. Rowe
                                        --------------------------------------
                                  Title: Senior V.P & CFO
                                         -------------------------------------




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                                   SCHEDULE 1

                              STOCKHOLDERS HOLDINGS





           Name of Stockholder                         Number of Shares
           -------------------                         ----------------

Empire Company Limited                                      5,550,461

E.C.L. Investment Limited                                   4,868,104
Empire Company Limited